TXMD Corporate Overview October 2013 COPYRIGHT 2013 by TherapeuticsMD ®

This presentation includes forward - looking statements covered by the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including predictions, estimates, and other information that might be considered forward - looking. While these forward - looking statements represent TherapeuticsMD, Inc.’s (“TherapeuticsMD,” “we,” “us,” and “our”) current judgment on what the future holds, they are subject to risks and uncertainties, many of which are outside our control, that could cause actual results to differ materially from the results discussed in the forward - looking statements. You are cautioned not to place undue reliance on these forward - looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward - looking statements in light of new information, future events, or otherwise. Throughout this presentation, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review our most recent Form 10 - K, Form 10 - Q, our Form 8 - K, and our other filings with the Securities and Exchange Commission, for a more complete discussion of these factors and other risks, particularly under the heading “Risk Factors.” A PDF copy of our press releases and financial tables can be viewed and downloaded on the TherapeuticsMD website: www.therapeuticsmd.com/InvestorRelations.aspx . 1 Forward - Looking Statements

Company Overview 2

3 TXMD Company History Founded in May of 2008 Originally a prenatal vitamin company Recently listed on NYSE MKT under “TXMD” Shares outstanding: 145 million Well - capitalized – approximately $64.4 million in cash; no debt Strong board with blue - chip institutional h olders Gov. Tommy Thompson , Jules Musing, Ernest Mario (investor) Wellington, Fidelity, Franklin Templeton, RA Capital, UBS O’Connor, Broadfin Member of the Russell 2000

4 Innovative Women’s Healthcare Company Two late - stage 505(b)(2) proposed hormone therapy (“HT”) products targeting a multi - billion dollar U.S. market (1)(2) (1) Phast Prescription Monthly by Source Healthcare Analytics. (2) Estimates per: Dr. Loyd Allen Jr ., Editor - in - Chief of the International Journal of Pharmaceutical Compounding; Tom Murry , Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian , Consultant on Gynecology and Women¹s Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society (“NAMS”).

5 Vulvar / Vaginal Atrophy (VVA)

Decrease in Estradiol Increase in Parabasal Cells Increase vaginal pH Decreased Estradiol levels cause a reduction in superficial cells Parabasal cells increase Vagina changes from acidic to basic (increased pH) Burning, dyspareunia, UTI, itching are the most common symptoms Chronic condition that requires ongoing therapy for the rest of a woman's life

7 VVA Market The North American Menopause Society (NAMS ) Position Statement “ Management of Symptomatic Vulvovaginal Atrophy (VVA),” … affecting nearly 50% of women ; … low - dose vaginal estrogen is the preferred treatment and may be continued as long as the symptoms are present . (1) ASD analysis indicates that the global postmenopausal vaginal atrophy therapeutics market was worth $ 1.6 Billion in 2011 (2) Market is expected to grow at a CAGR of 8.5% during 2011 - 2019 to $3.1 Billion in 2019 (2) (1) The Journal of the North American Menopause Society, Vol. 20, No. 9, pp. 888 - 902 (2013) (2) https :// www.asdreports.com/news.asp?pr_id=420 from GlobalData 2/12 report

Product Compound U.S. Sales (est.) ($mm) (1)(2) Problems Premarin ® Cream Conjugated equine vaginal estrogen $350 Equine source Non - bioidentical Messy Reusable plungers Vagifem ® Tablets Estring ® Insert Femring ® Insert Estrace ® Cream Vaginal estradiol $286 $77 $23 $264 Messy Reusable plungers Difficult to use Continuous - use device Total Sales $1,000 8 (1) Phast Prescription Monthly by Source Healthcare Analytics. (2) Based on last twelve months sales through June 30, 2013. (3) Source Healthcare Analytics (4) GlobalData 2/12 report https:www/asdreports.com/news.asp?pr_id=420 US Sales - Vulvar / Vaginal Atrophy US Sales Grew 22% 6/12 - 6/13 (3) Market is expected to grow at a CAGR of 8.5% during 2011 - 2019 to $3,144.3M in 2019 (4)

9 Leading Estrogen Products vs. TXMD “ vagiCap ™” TXMD Solution Less messy than creams and burning sensation eliminated Easier to use, not requiring a long - term device Flexibility of dosing with 0.01 mg & 0.025 mg

10 Estradiol Vaginal Suppository – P1 Update 8 - 22 - 2013 Study – Estradiol Cost ($mm) Phase 3 Trial Phase 3 $14.4 Trial: 12 weeks Sites: 30 - 40 Subjects: 375 - 400 − 2 active arms (150 per arm) - 10mcg & 25mcg − 100 placebo Total $15.6 Endpoints − Cell change − Lowering of pH − Lowering of most bothersome symptoms Vaginal Estradiol Development Timeline Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 File IND update & P3 protocol Pilot PK Pivotal 17β estradiol Studies PK in a vagicap™ Study P 3 Clinical Vular&Vaginal Atrophy File NDA and PDUFA 2012 2013 2014 2015 2016

Combination Product 11

12 History of Hormone Therapy (1) Phast Prescription Monthly by Source Healthcare Analytics. (2) Estimates per: Dr. Loyd Allen Jr ., Editor - in - Chief of the International Journal of Pharmaceutical Compounding; Tom Murry , Executive Director of the Pharmaceutical Compounding Accreditation Board; and Wulf Utian , Consultant on Gynecology and Women¹s Health at The Cleveland Clinic and Executive Director Emeritus and Honorary Founding President of The North American Menopause Society (“NAMS”). Women’s Health Initiative (WHI) • Hormone Therapy is linked to Cardiovascular, Cancer and other risks • Estrogen + Progestin ( Prempro ) arm had a 24% increase in breast cancer vs. Estrogen alone

Bioidentical Progesterone vs. Non-Bioidentical Progestin

Side Effect [(1)]	Bioidentical Natural Progesterone	Non-Bioidentical Progestins (MPA, NETA, drosperinone)
Breast cancer	More favorable profile (E3N-EPIC study)	Increased risk
Cardiovascular	More favorable profile (PEPI trial)	Increased risk of MI, stroke, VTE
Lipid profile	More favorable profile (PEPI trial)	Less favorable effects on lipid profile (cholesterol, HDL, LDL, triglycerides)
Glucose / insulin	Improved carbohydrate metabolism (PEPI trial)	Deterioration of glucose tolerance or hyperinsulemia or both
Sleep / mood	Improved sleep efficiency [(2)]	No benefit on sleep properties
Quality of life	**Improvement in symptoms and overall satisfaction with bioidentical progesterone HT compared to MPA regimen [(3)]**	

(1) Alone or in combination with estrogen.
(2) Caufriez, Anne, Rachel Leproult, Mireille L'Hermite-Bale´riau, Myriam Kerkhofs, and Georges Copinschi. "Progesterone Prevents Sleep Disturbances and Modulates GH, TSH, and Melatonin Secretion in Postmenopausal Women." J Clin Endocrinol Metab 96.4 (2011): 614-23.
(3) Fitzpatrick, Pace, and Wiita. "Comparison of Regimens Containing Oral Micronized Progesterone or Medroxyprogesterone Acetate on Quality of Life in Postmenopausal Women: A Cross-Sectional Survey." J Womens Health Gend Based Med 9.4 (2000): 381-87.

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14 JAMA September 30, 2013 • CEEs ( Premarin ) were associated with a higher incident of venous thrombosis and myocardial infarction than oral estradiol (1) JAMA October 3, 2013 • Breast Cancer Risk persists for 13 years after discontinuation of CEE (2) Menopause September 2013 • “ Oral estradio l may be associated with a lower risk of stroke … compared with conventional - dose oral CEE ” (3) Estradiol vs. Conjugated Estrogens (1) Lower Risk of Cardiovascular Events in Postmenopausal Women Taking Oral Estradiol Compared with Oral Conjugated Equine Estrogens ( CEE) Smith et al . (2) Menopausal Hormone Therapy and Health Outcomes During the Intervention and Extended Poststopping Phases of the Women’s Health Initiative Randomized Trials Manson et al . (3) Hormone Therapy Dose, Formulation, Route of Delivery , and Risk of Cardiovascular Events in Women: Findings from the Women’s Health Initiative Observational Study Shufelt et al.

15 “HRT prescribed before the age of 60 has a favorable benefit/risk profile .” (1) “ Recent evidence suggests that HRT regimens containing progesterone can minimize the metabolic impact and reduce the risk of thromboembolism .” (1) In a large observational cohort study of French teachers, after five years of use estrogen – progesterone combination, HRT was found to be associated with a significantly lower relative risk (neutral for ‘ever use’ of HRT) than for other types of combined HRT (RR 1.7 – 2.0 ).” (1) “ Data from a large observational study suggest that EPT with micronized progesterone carries a low risk of breast cancer with short - term use .” (2) Latest Position Statements British Menopause Society , 2013 North American Menopause Society , 2012 (1) The 2013 British Menopause Society & Women's Health Concern recommendations on hormone replacement therapy , Menopause Int published online May 23, 2013 (2) The 2012 Hormone Therapy Position Statement of The North American Menopause Society, Menopause: The Journal of The North American Menopause Society Vol. 19, No. 3, pp. 257/271

16 □ Meet PK 505(b)(2) thresholds x Novel Drug Design Combination of Estradiol + P rogesterone RLD = Reference Listed Drug API = Active Pharmaceutical Ingredient Converted (API) from solid / crystalline to a New Liquid Drug Form Estrace (RLD) is a tablet — 0.5 mg, 1.0 mg, and 2.0 mg Prometrium (RLD) is in suspension — 100 mg and 200 mg New solubilized drug form Achieves FDA requirements of uniformity and stability Improved functional effects (improved bioavailability, reduced variability, food effect, lowest effective dose, reduced side - effect profile) Enabling new combinations, routes and dosages (creams, patches, etc.)

Drug Improvement General Benefits Patient Benefits Receive FDA approved indication FDA indication / safety and quality assurance Insurance coverage Safety , quality, and stability New lower effective doses Reduced blood levels Better side effect profile Improved safety Improved safety profile vs. non - bioidentical progestin Reduced breast cancer risk Improved cardiovascular and lipid profile Confidence in treatment regimen No peanut oil Non - allergenic Excellent for all patient profiles No worries about potential allergies Combined pill vs. 2 pill s (E+P sold separately today) Less risk of dosing errors One co - pay Increased compliance 17 TX 12 - 001HR Combination Potential Benefits Note: Potential improvements and benefits, if approved.

18 Phase 3 Trial Study: 12 month study with 12 week VMS Sites: ~50 (14 sites active) Subjects: 1,550 − 4 active arms (350 per arm): [1.0mg/100mg, 0.5mg/100mg, 0.5mg/50mg, 0.25mg/50mg] − 1 placebo arm (150) Estimated cost: $20 - $25 million Endpoints − Vasomotor: number and severity of hot flashes (4 week and 12 weeks) − Endometrial safety: incidence of endometrial hyperplasia (12 months) TX 12 - 001HR Combination — Phase 3 Study Combination of Estradiol + P rogesterone 2012 2013E 2014E 2015E 2016E Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Filed IND Pilot PK Studies Pivotal PK Studies NDA and PDUFA Phase 3 Vasomotor and Endometrial Protection Study TX 12-001HR Combination 17β Estradiol + Progesterone File IND Update & Phase 3 Protocol

19 95% Upper Confidence Limit for PK Parameter Prometrium = R1 Prometrium = R2 TXMD = T Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 1.16 1.179 - 0.785 AUC 0 - t 1.05 0.956 - 0.542 1 10 100 0 5 10 15 20 25 30 35 40 45 50 Time (hr) Treatment=R1 Treatment=R2 Treatment=T N=62 95% Confidence Interval for PK Parameter Parameter Point Estimate T/R Ratio Within Subject Std. Deviation Upper 95% Confidence Bound C max 0.88 0.344 - 0.040 AUC 0 - t 0.93 0.409 - 0.089 Prometrium = R1 Prometrium = R2 TXMD = T Based on C max and AUC, both estradiol and progesterone showed relative bioequivalence (N=62) Progesterone, delivered in TXMD formulation , had significant reduction of variance between subjects TXMD 2/200mg E2+P Single Gel - Tab vs. Separate 2mg Estrace ® tablet + 200mg Prometrium ® Capsule

20 Combination Transdermal Development Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 File File IND IND Update Combination Pilot Preclinical Pilot PK Pivotal 17β estradiol + Studies Studies PK and clinical progesterone Study 2012 2013 2014 2015 2016 Study – Combination Cost ($mm) Details CMC / Delivery Development $5.0 Formulation testing; Pilot PK w/ multi measures – blood, saliva, capillary Multi PK measures w/ endometrial biopsy Patch and topical cream development Preclinical pilot/PK $1.5 Pivotal PK w/ clinical $3.5 Total $10.0

FDA Approved Products in Use Lack Innovation

- All FDA approved products in use contain ***non-bioidentical*** progestins

Product	Progestin	U.S. Sales (est.) ($mm)	Intl Sales ($mm) [4]	Company
17β Estradiol + NETA / Drospirenone (Activella / FemHRT / Angeliq / others)	*Non-bioidentical*	$222[1][2]		Warner Chilcott, Bayer, novo nordisk
Premarin + MPA (Prempro / Premphase)	*Non-bioidentical*	$313 [1][2]		Pfizer
Estradiol + Progesterone (custom compounded)	Untested Bioidentical	$1,500 [3]		Not FDA approved
Total Oral Combination Sales		$2,000	$489	

Notes: All FDA approved combination products in use contain a non-bioidentical progestin.
(1) Phast Prescription Monthly by Source Healthcare Analytics.
(2) Based on last twelve months sales through June 30, 2012, and estimated sales from July 1 through December 31, 2012.
(3) Estimate per Wulf Utian, Executive Director Emeritus and Honorary Founding President of NAMS.
(4) IMS Data (Euro Conversion at 1.2875)

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22 New Lower Dose Progesterone

Conducted PK studies in accordance with FDA requirements TXMD 150 mg test dose found to be bioequivalent to 200 mg Prometrium ® Product Goals Lower first - pass effect, less metabolites = 25% Increase in bioavailability Lower blood level = TXMD target dose 225mg vs. 400mg Prometrium ® Non - allergenic = removed peanut oil 23 TX 12 - 002HR Progesterone Highlights

Phase 3 Trial Trial: 1 study, 3 cycles – estrogen priming and 2 progesterone treatment cycles Sites: 10 - 15 each Subject: 180 − 3 arms (60 per arm): 225mg, 300mg, Placebo Estimated cost: $5 - $8 million RLD = 400 mg Endpoints = Withdrawal bleeding and secretory change 24 TX 12 - 002HR Progesterone — Phase 3 Study Progesterone Progesterone Development Timeline Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Filed File IND update & IND P3 protocol Pilot PK Pivotal Studies PK Progesterone Study P3 Amenorrhea Studies - 12 day & 3 cycle File NDA and PDUFA 2012 2013 2014 2015

Product Progestin U.S. Sales (est.) ($mm) (1)(2) INTL Sales (3) Company Generic Available Provera ® ( medroxyprogesterone acetate) Non - bioidentical $26 x Aygestin ® (norethindrone acetate) Non - bioidentical $46 x Prometrium ® (micronized progesterone) Bioidentical $269 x Total Oral Progestin Sales $341 $600 25 (1) Phast Prescription Monthly by Source Healthcare Analytics . (2) Based on last twelve months sales through June 30, 2013. (3) IMS Data Natural Progesterone Dominates

Extensive Patent Filings - Therapeutics

Title	Application(s)	Earliest Filing Date	Projected Expiry [1]	Status
Oral Combination Therapeutics				
Natural E+P HT Combination	➢ US Provisional ➢ US Non-Provisional ➢ PCT	23-Nov-2011	Nov-2032	*US – Case under Accelerated Exam; Final Office Action received; Interviewed at USPTO* *PCT –Int'l Search Report received*
Natural Combination HT and Formulations	➢ US Non-Provisional ➢ PCT	18-June-2012	Nov-2032	*US – Awaiting First Office Action* *PCT – Awaiting Int'l Search Report*
Vaginal Suppository Applications (VVA)				
Soluble Estradiol Capsule for Vaginal Insertion	➢ US Provisional ➢ PCT	21-Dec-2012	Nov-2032	*PCT – Awaiting Int'l Search Report*
Oral Solo Therapeutics				
Progesterone Formulations	➢ US Provisional ➢ PCT	20-Jun-2012	Nov-2032	*PCT – Awaiting Int'l Search Report*
Estradiol Formulations	➢ US Provisional	18-Jun-2012	Expired	*Not Applicable*
Transdermal Applications				
Transdermal HT Combination	➢ US Provisional ➢ PCT	26-Jan-2012	Nov-2032	*PCT – Int'l Search Report received*
Transdermal HT	➢ US Non-Provisional ➢ PCT	18-June-2012	Nov-2032	*US – Awaiting First Office Action* *PCT – Awaiting Int'l Search Report*

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(1) Projected expiry based on standard 20-year patent term; patent term adjustment, extension, and/or foreign equivalent considered separately .

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Extensive Patent Filings - Other Title Application(s) Earliest Filing Date Projected Expiry (1) Status Opera Software System and Method of Ongoing Evaluation Reporting and Analysis » US Non - Provisional 17 - Sept - 2009 Sept - 2029 US – Allow ed System and Method for Distributor Reporting and Analysis » US Non - Provisional 17 - Sept - 2009 Sept - 2029 US – Awaiting First Office Action 27 (1) Projected expiry based on standard 20 - year patent term; patent term adjustment, extension, and/or foreign equivalent considered separately .

Experienced Management and Drug Development Team

Management

Robert Finizio
Chief Executive Officer

vitaMed	HT	Corporate		
John Milligan *President*	**Julia Amadio** *Chief Product Officer*	**Dan Cartwright** *Chief Financial Officer*	**Dr. Brian Bernick** *Chief Medical Officer and Director*	**Jason Spitz** *Vice President, Marketing*

Board Members and Early Investors

Tommy Thompson *Chairman* *Former Sec HHS & Gov of Wisc*	**Cooper Collins** *Director* *CEO, Pernix*	**Nick Segal** *Director* *Seavest Capital Partners*	**Mario Family Partnership** *Ernest Mario Former CEO of Glaxo*	**Jules Musing** *Former Sr. Executive Johnson & Johnson*

Drug Development Team

- **Julia Amadio and James Pickar, M.D., F.A.C.O.G.**
  - Led development and launch of Prempro®, Premphase®, CombiPatch®, Alesse®, and Crinone®, among others
- **Lisa Rarick, M.D. and Daniel Shames, M.D.**
  - Former division Director of Reproductive and Urologic Products for FDA CDER
- **Fred Sancilio, Ph.D.**
  - Former founder and president of AAI and the innovator of multiple hormone products
- **Steve Fontana, J.D.**
  - Author of the original estradiol patents
- **Bill Mulholland, J.D.**
  - Lead patent attorney; previously, IP counsel at Pfizer

Proven team with a successful track record of creating shareholder value and developing some of the most successful products in the HT and birth control space

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29 Investment Highlights 1 Novel late - stage hormone therapy candidates 2 Clear pivotal trial endpoints / low risk regulatory pathway 3 Compelling, growing market opportunity, especially with recent concerns regarding compounders 4 Recently c ompleted $33 million equity financing 5 Robust, growing patent estate